Exhibit 99.4
                      Nomura Securities International, Inc.
                             Structured Finance Desk
                             -----------------------
                               Trading Desk: 1820
                            -----------------------

                    IMC Home Equity Loan Owner Trust 1998 - 4
                                  $600,000,000

   -----------------------------------------------------------------------------------------------------------------------------
            Note                       WAL       Mod         Moody's/S&P
          Balance          Cpn       To Call     Dur           Rating                  Price Talk               Allocation
          -------          ---       -------     ---           ------                  ----------               ----------
        $600,000,000     Floater      2.39                    Aaa/AAA                                          $75,000,000
   -----------------------------------------------------------------------------------------------------------------------------


      Issuer:                                 IMC Home Equity Loan Owner Trust 1998-4

      Seller / Servicer:                      IMC Mortgage Company

      Owner Trustee:                          Wilmington Trust Company

      Indenture Trustee:                      The Chase Manhattan Bank

      Structure:                              Single Class of Adjustable Rate Home Equity Loan Asset Backed Notes

      Underwriters:                           Lead Manager: PaineWebber

                                              Co-Managers:  Nomura, Bear Stearns and Deutsche Bank

      Credit Enhancement:                     Over-collateralization and MBIA insurance policy

      Collateral:                             Adjustable rate residential home-equity mortgage loans

      Call Feature:                           10% Clean-up

      ERISA:                                  Yes, subject to conditions

      SMMEA:                                  No

      Form of Offering:                       Book-entry form, same-day funds through DTC, Euroclear, and
                                              CEDEL

      Dates:                                  Pre-Marketing:        June 16, 1998
      -----                                   Launch Deal:          June 18, 1998
                                              Price Deal:           June 19, 1998
                                              Settlement:           June 26, 1998
                                              First Payment Date:   July 20, 1998

--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4

                      Nomura Securities International, Inc.

                       PRELIMINARY BACKGROUND INFORMATION

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4

                                   DISCLAIMER

--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by Nomura Securities International, Incorporated ("Nomura") as underwriter for the IMC Home Equity Loan Owner Trust 1998-4, and not by or as agent for IMC Mortgage Company (collectively, the "Seller and Servicer"), IMC Securities, Inc. (the "Depositor") or any of their affiliates. None of the Depositor, the Seller or the Servicer has prepared, reviewed or participated in the preparation hereof and is not responsible for the accuracy hereof. The analysis in this report is accurate to the best of Nomura's knowledge and is based on information provided by the Depositor, Seller and Servicer. Nomura makes no representations as to the accuracy of such information provided by the Depositor, Seller and Servicer.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

All opinions and conclusions in this report reflect Nomura's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Nomura does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Nomura (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, Nomura may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, Nomura has not addressed the legal, accounting and tax implications of the analysis with respect to you and Nomura strongly urges you to seek advice from your counsel, accountant and tax advisor.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.          1
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
                 OF THE COLLATERAL IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

POOL SUMMARY  (complete collateral tables on pages 7-13)
Number of Loans:                                            4,337
Current Balance:                                            $395,573,642
Average Balance:                                            $91,209
Minimum Balance:                                            $11,258
Maximum Balance:                                            $660,148
Wtd Average Coupon:                                         10.17%
Original Term (months):                                     359
Seasoning (months):                                         5
Combined Loan-To-Value:                                     77.83%
Wtd Avg Initial Periodic Rate Cap:                          2.56%
Wtd Avg Subsequent Periodic Rate Cap:                       1.07%
Wtd Avg Life Cap:                                           16.64%
Wtd Avg Months to Roll:                                     18

BOND SENSITIVITY TO PREPAYMENTS
TO CALL

                                                            CPR
-----------------------------------------------------------------------------------------------------------------
CLASS A                    0%            15%            22.5%          30%           37.5%          45%
-----------------------------------------------------------------------------------------------------------------
AVG LIFE                   21.26         5.03           3.30           2.39          1.83           1.45
FIRST PAY                  07/98         07/98          07/98          07/98         07/98          07/98
LAST PAY                   04/27         12/11          5/07           11/04         05/03          05/02
WINDOW (YEARS)             28.83         13.50          8.92           6.42          4.92           3.92
-----------------------------------------------------------------------------------------------------------------

TO MATURITY

                                                            CPR
-----------------------------------------------------------------------------------------------------------------
CLASS A                    0%            15%            22.5%          30%           37.5%          45%
-----------------------------------------------------------------------------------------------------------------
AVG LIFE                   21.30         5.43           3.59           2.60          1.99           1.58
FIRST PAY                  07/98         07/98          07/98          07/98         07/98          07/98
LAST PAY                   04/28         09/24          02/18          12/12         08/09          04/07
WINDOW (YEARS)             29.83         26.25          19.67          14.50         11.17          8.83
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.          2
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4

PRICING INFORMATION


                                                         Spread              Average                   Ratings
Class                             Size                  to LIBOR          Life to Call               Moody's/S&P
-----------------------------------------------------------------------------------------------------------------------
A Notes                      $600,000,000                  [%]                2.39                     Aaa/AAA
-----------------------------------------------------------------------------------------------------------------------


Pricing Speed:                      30% CPR

Payment Date:                       The 20th day of each month (or the next
                                    Business Day thereafter) commencing on July
                                    20, 1998.

Interest Accrual Period:            Interest will accrue from the last Payment
                                    Date (or from the Closing Date in the case of the first Payment Date) to the day before the related Payment Date based on an Actual/360 day year.

Payment Delay:                      0 Days

Settlement (Closing) Date:          On or about June 26, 1998.

Statistical Cut-off Date:           June 1, 1998 (close of business)

Stated Final Payment Date:          August 20, 2029, although it is anticipated
                                    that the Actual Final Payment Date for the Notes will occur significantly earlier than the Stated Final Payment Date.

Optional Redemption:                The holders of Residual Interests exceeding
                                    in the aggregate a 50% interest may, at
                                    their option effect an early redemption of the Notes and terminate the Trust on any Payment Date on or after the Redemption Date by purchasing all of the Home Equity Loans at a price equal to or greater than the Redemption Price. In addition, the Note
                                    Insurer will have rights under limited
                                    circumstances, to purchase the Home Equity
                                    Loans and thereby effect a redemption of the Notes.

Redemption Date:                    The Redemption Date is the first Monthly
                                    Remittance Date on which the aggregate Loan
                                    Balance of the Home Equity Loans has
                                    declined to less than 10% of the sum of (x) the aggregate Loan Balance of the Initial
                                    Home Equity Loans as of the Cut-Off Date and
                                    (y) the original Prefunded Amount.

--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.          3
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4


DESCRIPTION OF SECURITIES

Title of Securities:                IMC Home Equity Loan Owner Trust 1998-4

Notes:                              $600 million (single class)

Certificates:                       Residual Interest (not offered hereby)

Lead Underwriter:                   PaineWebber Incorporated

Co-Underwriters:                    Bear, Stearns and Co. Inc.
                                    Deutsche Bank Securities Inc.
                                    Nomura Securities International, Inc.

Seller and Servicer:                IMC Mortgage Company
                                    Headquartered in Tampa, FL

Depositor:                          IMC Securities, Inc.

Owner Trustee:                      Wilmington Trust Company

Indenture Trustee:                  The Chase Manhattan Bank

Pre-Funding Account:                On the Closing Date, [$150,000,000] will be
                                    deposited in an account (the "Pre-Funding
                                    Account") and will be used to acquire
                                    Subsequent Loans. The "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $100,000 and (ii) [August 15, 1998].

Statistical Calculation Date:       The collateral described herein and in the
                                    prospectus supplement represents the pool of Home Equity Loans as of the Statistical
                                    Calculation Date of June 1, 1998. It is
                                    anticipated that the total unpaid principal balance of the collateral pool conveyed to the Trust at closing will be at least
                                    $450,000,000.

Home Equity Loans:                  - First lien, adjustable rate mortgage
                                    loans.
                                    - 1-4 Family residential properties.
                                    - Substantial percentage of the loans do not conform to FNMA or FHLMC underwriting standards or to those standards typically applied by banks or other lending institutions, particularly with regard to a borrower's credit history.
                                    - Approximately 60.31% of the Home Equity
                                    Loans bear prepayment penalties.

--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.          4
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4

Form of Offering:                   Book-Entry form, same-day funds through DTC,
                                    Euroclear, and CEDEL.

Denominations:                      Minimum denominations of $25,000 and
                                    multiples of $1,000 thereafter.

Note Rate:                          On each Payment Date, the "Note Rate" will
                                    be equal to the lesser of (x) the Formula
                                    Note Rate and (y) the Available Funds Cap.

                                    The "Formula Note Rate" for any Payment Date will equal the lesser of (x) (i) with respect to any Payment Date which occurs on or prior to the Redemption Date, One Month LIBOR plus _% per annum and (ii) with respect to any Payment Date thereafter, One Month LIBOR plus _% per annum and (y) 15.00% per annum.

Available Funds Cap:                The "Available Funds Cap" is the weighted
                                    average of the Coupon Rates on the Home
                                    Equity Loans, less (i) prior to January
                                    1999, [.63375%] per annum and (ii) on and after January 1999, [1.13375%] per annum.

Available Funds Cap
Carry Forward Amount:               If, on any Payment Date, the Available Funds
                                    Cap limits the Note Rate (i.e., the rate set by the Available Funds Cap is less than the Formula Note Rate), the amount of any such shortfall will be carried forward and be due and payable on future Payment Dates and shall accrue interest at the applicable
                                    Formula Note Rate, until paid (such
                                    shortfall, together with such accrued
                                    interest, the "Available Funds Cap Carry
                                    Forward Amount").

                                    The Insurance Policy for the Notes does not cover the Available Funds Cap Carry Forward Amount; the payment of such amount may be funded only from (i) any excess interest resulting from the Available Funds Cap being in excess of the Formula Note Rate on Future Payment Dates, and (ii) any Net Monthly Excess Cashflow which would otherwise be paid to the Servicer or the Indenture Trustee on account of certain reimbursable amounts, or to the Owners of the Residual Interests.

Servicing/Other Fees:               The collateral is subject to certain fees,
                                    including a servicing fee of 0.50% per annum payable monthly, Note Insurer fees, and trustee fees.

Advancing by Servicer:              The Servicer is required to advance from its
                                    own funds any delinquent payment of interest
                                    (not principal) unless such interest is
                                    deemed to be non-recoverable (the
                                    "Delinquency Advances").


--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.          5
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4

Credit Enhancement:                 Credit enhancement with respect to the Notes
                                    will be provided by (a) the
                                    overcollateralization mechanics which
                                    utilize the excess interest created by the internal cashflows of the pool, and (b) the MBIA Insurance Corporation ("MBIA") Policy.

                                    Overcollateralization: Subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time.

                                    MBIA Insurance Policy: MBIA (the "Note
                                    Insurer") will unconditionally and
                                    irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Notes (i.e. after any losses reduce the overcollateralization to zero, MBIA will cover the excess, if any, of the Note principal balance over the aggregate collateral balance). The Insurance Policy does not guarantee the payment of Available Funds Cap Carry-Forward Amounts. The Insured Payments do not cover Realized Losses except to the extent that an Overcollateralization Deficit exists. Insured Payments do not cover the Servicer's failure to make Delinquency Advances except to the extent that an Overcollateralization Deficit would otherwise result therefrom. The Insurance Policy is not cancelable for any reason.

Federal Tax Aspects:                The trust will be an Owner Trust. No
                                    election will be made to treat the Trust
                                    Estate or any portion thereof as a REMIC for federal income tax purposes. The Notes will be treated as non-recourse debt obligations of the trust.

ERISA Considerations:               Subject to the discussion in the Prospectus
                                    Supplement and Prospectus, the Notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Eligibility:                  The Notes will NOT constitute
                                    "mortgage-related securities" for purposes of SMMEA.

--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.          6
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE

Aggregate Field                   Description   Count       Balance    Pool%

 State                                 Alaska      7          718,038   0.18
                                      Arizona     65        6,755,491   1.71
                                     Arkansas      9          461,401   0.12
                                   California    298       43,009,112  10.87
                                     Colorado    117       12,496,140   3.16
                                  Connecticut    123       12,889,605   3.26
                                     Delaware     12          889,950   0.23
                         District of Columbia      5          447,980   0.11
                                      Florida    225       20,419,171   5.16
                                      Georgia     83        8,805,596   2.23
                                       Hawaii     23        3,992,653   1.01
                                        Idaho     63        5,722,175   1.45
                                     Illinois    248       21,459,460   5.42
                                      Indiana    214       12,554,181   3.17
                                         Iowa     22        1,274,963   0.32
                                       Kansas     16          906,975   0.23
                                     Kentucky     32        2,077,412   0.53
                                    Louisiana     14          928,897   0.23
                                        Maine      6          683,974   0.17
                                     Maryland    115       11,228,894   2.84
                                Massachusetts    103       11,375,931   2.88
                                     Michigan    339       24,585,125   6.22
                                    Minnesota     78        5,979,944   1.51
                                  Mississippi      6          374,120   0.09
                                     Missouri     84        5,457,587   1.38
                                      Montana     17        1,578,821   0.40
                                     Nebraska      8          332,699   0.08
                                       Nevada     20        2,845,028   0.72
                                New Hampshire     11        1,077,800   0.27
                                   New Jersey    137       16,785,446   4.24
                                   New Mexico     88        8,273,773   2.09
                                     New York    269       28,191,084   7.13
                               North Carolina    192       15,191,749   3.84
                                 North Dakota      1           37,652   0.01
                                         Ohio    445       29,753,333   7.52
                                     Oklahoma     19          898,492   0.23
                                       Oregon     74        8,653,698   2.19
                                 Pennsylvania    136       11,570,267   2.92
                                 Rhode Island     33        2,927,819   0.74
                               South Carolina     34        2,697,351   0.68
                                 South Dakota      2          178,881   0.05
                                    Tennessee     25        1,910,874   0.48
                                        Texas    182       15,279,833   3.86
                                         Utah     77        8,580,598   2.17
                                      Vermont      3          244,873   0.06
                                     Virginia     39        4,190,941   1.06
                                   Washington     83        8,868,540   2.24
                                West Virginia     14        1,016,939   0.26
                                    Wisconsin    116        8,662,712   2.19
                                      Wyoming      5          329,668   0.08
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%

--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.          7
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
Aggregate Field                   Description   Count       Balance    Pool%

Combined LTV                10.001 to  15.000      1           14,994   0.00
                            20.001 to  25.000      9          269,210   0.07
                            25.001 to  30.000     10          385,683   0.10
                            30.001 to  35.000     14          773,392   0.20
                            35.001 to  40.000     28        1,417,934   0.36
                            40.001 to  45.000     38        2,183,280   0.55
                            45.001 to  50.000     57        3,643,150   0.92
                            50.001 to  55.000     71        4,554,324   1.15
                            55.001 to  60.000    128        8,635,766   2.18
                            60.001 to  65.000    296       21,633,707   5.47
                            65.001 to  70.000    478       36,580,836   9.25
                            70.001 to  75.000    733       64,298,416  16.25
                            75.001 to  80.000  1,324      127,674,526  32.28
                            80.001 to  85.000    621       63,970,501  16.17
                            85.001 to  90.000    479       54,016,796  13.66
                            90.001 to  95.000     23        2,770,508   0.70
                            95.001 to 100.000     27        2,750,621   0.70
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


Aggregate Field                   Description   Count        Balance   Pool%

Current Coupon                 5.001 -  6.000      4          310,572   0.08
                               6.001 -  7.000      4          595,515   0.15
                               7.001 -  8.000     78       10,274,306   2.60
                               8.001 -  9.000    520       60,534,207  15.30
                               9.001 - 10.000  1,241      129,545,710  32.75
                              10.001 - 11.000  1,331      116,111,651  29.35
                              11.001 - 12.000    701       51,735,755  13.08
                              12.001 - 13.000    303       18,778,452   4.75
                              13.001 - 14.000    112        5,865,522   1.48
                              14.001 - 15.000     35        1,385,802   0.35
                              15.001 - 16.000      6          356,241   0.09
                              16.001 - 17.000      2           79,909   0.02
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%

--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.          8
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4


DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE  (Cont.)

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
Aggregate Field                   Description   Count       Balance    Pool%

Current Balance              Up to  25,000.00    123        2,569,955   0.65
                      25,000.01 to  50,000.00    887       34,645,804   8.76
                      50,000.01 to  75,000.00  1,169       72,609,876  18.36
                      75,000.01 to 100,000.00    762       66,363,769  16.78
                     100,000.01 to 125,000.00    547       61,329,003  15.50
                     125,000.01 to 150,000.00    313       43,082,399  10.89
                     150,000.01 to 175,000.00    180       29,103,839   7.36
                     175,000.01 to 200,000.00    115       21,406,342   5.41
                     200,000.01 to 250,000.00    121       26,753,466   6.76
                     250,000.01 to 300,000.00     58       15,796,568   3.99
                     300,000.01 to 350,000.00     43       13,811,502   3.49
                     350,000.01 to 400,000.00     13        5,003,551   1.26
                     400,000.01 to 450,000.00      1          419,515   0.11
                     450,000.01 to 500,000.00      3        1,475,939   0.37
                     500,000.01 to 550,000.00      1          541,967   0.14
                              Over 550,000.00      1          660,148   0.17
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Property Type             Two- to Four-Family    265       24,460,008   6.18
                                    Townhouse     17        1,701,402   0.43
                         Manufactured Housing     36        2,530,667   0.64
                                 Multi-Family     10          832,793   0.21
                                  Condominium    108        8,897,673   2.25
                       Single Family Attached     73        5,725,811   1.45
                       Single Family Detached  3,800      348,515,459  88.10
                     Planned Unit Development     27        2,846,150   0.72
                                    Mixed Use      1           63,680   0.02
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Months Since Origination               0 to 1    321       29,066,142   7.35
                                      2 to 12  3,946      359,547,904  90.89
                                     13 to 24     67        6,767,451   1.71
                                   25 or more      3          192,144   0.05
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%

--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.          9
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4



DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE  (Cont.)

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
Aggregate Field                   Description   Count       Balance    Pool%

Remaining Term                      Up to 120      2           52,413   0.01
                                   121 to 180     17        1,310,769   0.33
                                   181 to 240      5          524,077   0.13
                                   301 to 360  4,313      393,686,383  99.52
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%

Aggregate Field                   Description   Count       Balance    Pool%

Occupancy                      Owner Occupied  3,993      373,154,741  94.33
                               Investor Owned    329       21,022,301   5.31
                         Vacation/Second Home     15        1,396,601   0.35
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Lien Type                          First Lien  4,328      394,972,690  99.85
                                  Second Lien      9          600,953   0.15
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Life Cap                       6.001 -  7.000      1           60,772   0.02
                               7.001 -  8.000      1           57,762   0.01
                              10.001 - 11.000      3          384,558   0.10
                              11.001 - 12.000      6          487,460   0.12
                              12.001 - 13.000     11        1,790,872   0.45
                              13.001 - 14.000     48        6,284,044   1.59
                              14.001 - 15.000    266       31,693,186   8.01
                              15.001 - 16.000    891       94,346,079  23.85
                              16.001 - 17.000  1,345      129,915,432  32.84
                              17.001 - 18.000  1,017       82,628,623  20.89
                              18.001 - 19.000    466       32,752,372   8.28
                              19.001 - 20.000    180       10,345,889   2.62
                              20.001 - 21.000     76        3,575,169   0.90
                              21.001 - 22.000     15          689,776   0.17
                              22.001 - 23.000      2           44,796   0.01
                              26.001 - 27.000      1           75,522   0.02
                              30.001 - 35.000      7          414,087   0.10
                              35.001 - 40.000      1           27,243   0.01
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%

--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.          10
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4



DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE  (Cont.)

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

Aggregate Field                   Description   Count       Balance    Pool%

Life Floor                     2.001 -  3.000      1          134,854   0.03
                               3.001 -  4.000      6          688,402   0.17
                               4.001 -  5.000     17        1,617,276   0.41
                               5.001 -  6.000     82        7,936,534   2.01
                               6.001 -  7.000    158       14,863,334   3.76
                               7.001 -  8.000    205       21,733,978   5.49
                               8.001 -  9.000    505       56,734,867  14.34
                               9.001 - 10.000  1,110      115,093,569  29.10
                              10.001 - 11.000  1,207      105,947,415  26.78
                              11.001 - 12.000    638       47,223,037  11.94
                              12.001 - 13.000    272       16,696,971   4.22
                              13.001 - 14.000    101        5,362,453   1.36
                              14.001 - 15.000     28        1,161,265   0.29
                              15.001 - 16.000      7          379,687   0.10
                                              ------      ----------- ------
                                               4,337     $395,573,642 100.00%


Aggregate Field                   Description   Count       Balance    Pool%

Margin (6 Month LIBOR)         2.001 -  3.000      2          202,955   0.05
                               3.001 -  4.000     10        1,290,506   0.33
                               4.001 -  5.000    103        9,938,739   2.51
                               5.001 -  6.000    842       88,046,832  22.26
                               6.001 -  7.000  1,529      145,431,808  36.76
                               7.001 -  8.000    994       81,419,234  20.58
                               8.001 -  9.000    424       32,383,761   8.19
                               9.001 - 10.000    198       15,321,645   3.87
                              10.001 - 11.000    116       10,046,652   2.54
                              11.001 - 12.000     50        4,422,668   1.12
                              12.001 - 13.000     13        1,147,440   0.29
                                              ------      ----------- ------
                                               4,281     $389,652,241  98.50%

Aggregate Field                   Description   Count       Balance    Pool%

Margin (CMT Loans)             4.001 -  5.000      1           30,909   0.01
                               5.001 -  6.000     21        2,511,114   0.63
                               6.001 -  7.000     20        2,086,117   0.53
                               7.001 -  8.000     14        1,293,261   0.33
                                              ------      ----------- ------
                                                  56       $5,921,402   1.50%

--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.          11
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-4

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE  (Cont.)

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
Aggregate Field                   Description   Count       Balance
Pool%
Rate Reset (6 month LIBOR)            1998/06     37        2,170,255   0.55
                                      1998/07     87        7,717,879   1.95
                                      1998/08     90        8,281,000   2.09
                                      1998/09    119       10,966,741   2.77
                                      1998/10    111        9,728,023   2.46
                                      1998/11    105        9,525,039   2.41
                                      1998/12     36        3,778,216   0.96
                                      1999/01      7        1,244,771   0.31
                                      1999/02      7          477,930   0.12
                                      1999/03      4          413,113   0.10
                                      1999/04      5          716,911   0.18
                                      1999/05     22        2,070,459   0.52
                                      1999/06     75        8,776,070   2.22
                                      1999/07    100        9,017,084   2.28
                                      1999/08     98        9,111,818   2.30
                                      1999/09    184       18,554,012   4.69
                                      1999/10    174       14,945,889   3.78
                                      1999/11    332       32,881,784   8.31
                                      1999/12    307       26,736,277   6.76
                                      2000/01    345       32,601,281   8.24
                                      2000/02    562       48,905,411  12.36
                                      2000/03    591       49,324,580  12.47
                                      2000/04    404       37,440,101   9.46
                                      2000/05    123       10,440,456   2.64
                                      2000/06      8          569,642   0.14
                                      2000/07      1          122,334   0.03
                                      2000/08      3          293,532   0.07
                                      2000/09      2           98,981   0.03
                                      2000/10      8          415,353   0.11
                                      2000/11      8          423,852   0.11
                                      2000/12      7          486,270   0.12
                                      2001/01     50        5,482,561   1.39
                                      2001/02     46        5,517,345   1.39
                                      2001/03     71        6,527,177   1.65
                                      2001/04     92        7,755,163   1.96
                                      2001/05     20        2,167,158   0.55
                                      2002/08      1          127,253   0.03
                                      2002/12      1          159,276   0.04
                                      2003/01      5          522,077   0.13
                                      2003/02      7          572,198   0.14
                                      2003/03      6          633,729   0.16
                                      2003/04     16        1,641,383   0.41
                                      2003/05      4          311,858   0.08
                                              ------      ----------- ------
                                               4,281     $389,652,241  98.50%

DESCRIPTION OF INITIAL HOME EQUITY LOANS AS OF THE CUT-OFF DATE  (Cont.)

--------------------------------------------------------------------------------
     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION
            OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------

Aggregate Field                   Description   Count       Balance    Pool%

Rate Reset (CMT Loans)                1998/07     11        1,448,482   0.37
                                      1998/08      2          175,556   0.04
                                      1998/12      1           32,828   0.01
                                      1999/01      1           23,328   0.01
                                      1999/04      6          763,140   0.19
                                      1999/05      8          622,699   0.16
                                      1999/06     14        1,694,360   0.43
                                      1999/09      1           38,410   0.01
                                      2000/04      2          216,598   0.05
                                      2000/05      1           65,662   0.02
                                      2000/06      6          537,383   0.14
                                      2000/07      2          240,038   0.06
                                      2001/02      1           62,918   0.02
                                              ------      ----------- ------
                                                  56       $5,921,402   1.50%
--------------------------------------------------------------------------------
  [OBJECT OMITTED] Nomura Securities International, Inc.          12
     6/17/98       -------------------------------------------------------------
                   ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST. The
   ______S-24      information contained herein is based on sources Nomura
                   Securities International, Inc. ("Nomura") believes to be
  _______S-8       reliable. Nomura makes no representations or warranty such information is accurate or complete. Nothing herein should be considered an offer to sell or solicitation of an offer to buy any securities. All information is hypothetical or
                   preliminary and subject to change. No such information should be viewed as projections, forecast, predictions or opinions.
                   The same may be based on assumptions which may or may not be accurate, and any such assumption may differ from actual
                   results. Prospective investors are advised to consult the
                   final prospectus, prospectus supplement, or private placement memorandum in connection with their investments. Nomura and its affiliates may have a position in the securities
                   discussed herein and may purchase or sell the same on a
                   principal basis, or as agent for another person. In addition,
                   Nomura and certain of its affiliates may have acted as an
                   underwriter of such securities, and may currently be
                   providing investment banking or other services to the issuers of such securities and/or borrowers and their affiliates.
                   Copyrights 1995. Nomura Securities International,
                   Inc.                                             Form No. 124